SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 23, 2009

SINO-GLOBAL SHIPPING AMERICA, LTD.
(Exact name of registrant as specified in its charter)

Virginia	001-34024	11-3588546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36-09 Main Street
Suite 9C-2
Flushing, NY 11354
(Address of principal executive offices and zip code)

(718) 888-1814
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On September 23, 2009, the Registrant issued press releases disclosing (i) its full year 2009 results and (ii) that it decided to extend its stock repurchase program for six months from the date of its expiration.  Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.
	99.1	Press release, dated September 23, 2009, entitled “Sino-Global Announces Full Year 2009 Results.”
	99.2	Press release, dated September 23, 2009, entitled “Sino-Global Announces Extension of Stock Repurchase Program.”

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINO-GLOBAL SHIPPING AMERICA, LTD.

By:	/s/ Cao Lei
Cao Lei
Chief Executive Officer

Dated:  September 23, 2009

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press release, dated September 23, 2009, entitled “Sino-Global Announces Full Year 2009 Results.”

99.1	Press release, dated September 23, 2009, entitled “Sino-Global Announces Extension of Stock Repurchase Program.”